UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2018

Tongxin International, Ltd
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34119
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Hunan Tongxin, Jiangbei Town, Changsha County, Hunan Province, 410135, China
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 073186264578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Tongxin International (PINKSHEETS:TXIC), today announces the Restructure of the Board of its Subsidiary, Hunan Tongxin Industrial Co., Ltd

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated May 24, 2018 of Tongxin International Ltd. announces the Restructure of the Board of its Subsidiary, Hunan Tongxin Industrial Co.,

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2018	Tongxin International, Ltd

	By:	/s/ Zhang Duanxiang
Zhang Duanxiang
Chairman and Chief Executive Officer